                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ x ]
Filed by a party other than the Registrant [   ]

Check the appropriate box:

[x]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                              Virginia Gas Company
                 ----------------------------------------------
                (Name of Registrant as Specified In Its Charter)


     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        1)       Title of each class of securities to which transaction applies:

                 --------------------------------------------------------------
        2)       Aggregate number of securities to which transaction applies:

                 --------------------------------------------------------------
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                 --------------------------------------------------------------
        4)       Proposed maximum aggregate value of transaction:

                 --------------------------------------------------------------
        5)       Total fee paid:

                 --------------------------------------------------------------
[  ] Fee paid previously with preliminary materials.

[  ]     Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.

         1)       Amount Previously Paid:
                 --------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:
                 --------------------------------------------------------------
         3)       Filing Party:
                 --------------------------------------------------------------
         4)       Date Filed:
                 --------------------------------------------------------------

[PRELIMINARY COPY--INTENDED DATE OF RELEASE TO STOCKHOLDERS IS
MAY 15, 1998]

                              VIRGINIA GAS COMPANY
                              200 East Main Street
                            Abingdon, Virginia 24210

                  ---------------------------------------------

                  NOTICE OF 1998 ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 10, 1998

                  ---------------------------------------------


Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Virginia Gas Company (the "Company") to be held on June 10, 1998, at 10:00 a.m., Eastern Daylight Time, at the Omni Richmond Hotel, 100 South Twelfth Street, Richmond, Virginia, for the following purposes:

         o    To elect two persons to the Board of Directors of the Company.

         o To amend the certificate of incorporation of the Company to (a) increase the number of authorized shares of common and preferred stock, (b) delete provisions describing rights associated with the preferred stock and vest the Board of Directors with the authority to determine rights associated with the preferred stock, and
              (c) delete provisions requiring the vote of the holders of 75% of the issued and outstanding voting shares to (i) amend the Company's Certificate of Incorporation or the bylaws; (ii) approve a merger, reorganization or recapitalization of the Company; or
              (iii) sell all or substantially all of the assets of the Company.

         o To amend the bylaws of the Company to (a) delete provisions requiring the vote of the holders of 75% of the issued and outstanding voting shares to (i) amend the Company's Certificate of Incorporation or make, repeal, alter, amend or rescind the bylaws; (ii) approve a merger, reorganization or recapitalization of the Company; or (iii) sell all or substantially all of the assets of the Company, and (b) permit holders of not less than a majority of the total voting power of all shares of stock of the Company entitled to vote in the election of directors to amend the bylaws.

         o To ratify the appointment of Arthur Andersen, L.L.P., independent certified public accountants, as auditors of the Company for its 1998 fiscal year.

         o The transaction of such other business as may properly come before the meeting or any adjournment thereof.

         Only those stockholders of record as of the close of business on April 29, 1998, shall be entitled to vote at the meeting.

         In order that your shares may be represented at the Annual Meeting, please date and sign the enclosed proxy card and return it promptly in the accompanying envelope.

                                     By Order of the Board of Directors,

                                     Robert C. Bright
                                     Corporate Secretary

May 15, 1998

                              VIRGINIA GAS COMPANY

                         ------------------------------

                                 PROXY STATEMENT

                         ------------------------------
             Annual Meeting of Stockholders to be Held June 10, 1998

General Information

         This Proxy Statement and the accompanying proxy are being furnished to stockholders of Virginia Gas Company (the "Company") in connection with the solicitation of the enclosed proxy by or on behalf of the Board of Directors for use at the Annual Meeting of Stockholders to be held on June 10, 1998, at 10:00 a.m. Eastern Daylight Time, at the Omni Richmond Hotel, 100 South Twelfth Street, Richmond, Virginia. This Proxy Statement and the accompanying proxy are being first mailed on or about May 15, 1998.

         Proxies in the form enclosed herewith are solicited by management at the direction of the Board of Directors of the Company. If the enclosed proxy is properly signed and returned to the Company, the shares represented thereby will be voted at the Annual Meeting in accordance with its terms.

         Stockholders of record as of the close of business on April 29, 1998 will be entitled to vote at the meeting. As of that date, there were 5,504,906 shares of common stock outstanding and each such share is entitled to one vote. A quorum for the consideration of business at the Annual Meeting consists of a majority of all outstanding shares of common stock entitled to vote at the Annual Meeting. All elections of directors and ratification of the appointment of accountants shall be decided by the vote of the holders of a majority of the shares of stock present in person or by proxy at the meeting and entitled to vote in the election or on the question. The proposed amendments to the certificate of incorporation and bylaws of the Company require the vote of the holders of 75% of the issued and outstanding shares of common stock of the Company. Abstentions and broker non-votes shall not be counted except for purposes of determining the presence of a quorum at the meeting.

Revocability and Voting of Proxy

         All stockholders, regardless of whether they expect to attend the meeting in person, are requested to vote, date, sign and promptly return the enclosed proxy in the accompanying envelope. This proxy is revocable at any time prior to its use.

         If no specific voting instructions are given with respect to the matters to be voted upon, the shares represented by each signed proxy will be voted (1) FOR the election of each of the nominees to the Company's Board of Directors, (2) FOR the amendments to the certificate of incorporation of the Company, (3) FOR the amendments to the bylaws, and (4) FOR the appointment of Arthur Andersen, L.L.P., independent certified public accountants, as auditors of the Company for its 1998 fiscal year. Management does not expect any matters other than the election of directors, the amendments to the certificate of incorporation, the amendments to the bylaws and the appointment of Arthur Andersen, L.L.P. to be presented for action at the Annual Meeting.

Proxy Solicitation

         The entire expense of preparing, assembling, printing and mailing the form of proxy and Proxy Statement will be paid by the Company. Such expenses may also include the charges and expenses of banks, brokerage houses and other custodians or fiduciaries to transmit the proxy material to the beneficial owners of shares. Some officers and employees may solicit proxies personally, by telephone, or by mail, and will not be additionally compensated. The Company does not intend to cause a solicitation to be made by specially engaged employees or other paid solicitors.

                      VOTING ITEM 1. ELECTION OF DIRECTORS

         The Board of Directors is divided into three classes of directors, with each serving staggered three year terms. The Board of Directors currently consists of five directors. The two directors nominated for election at the 1998 Annual Meeting are Glenn B. Rogers and Karen K. Edwards. The nominees, if elected, will serve until the Annual Meeting of Stockholders held in 2001 and until their respective successors are elected and qualifed. To be elected as a director, each nominee must receive the favorable vote of a majority of the shares represented and entitled to vote at the meeting. Although all nominees currently intend to serve on the Board, if any nominee should decline or be unable to serve, the Board will designate a substitute nominee. The Company has no reason to believe that any nominee will decline or be unable to serve.

                THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
                        THE ELECTION OF THE TWO NOMINEES

         Set forth below for each nominee is information regarding the nominee's age, the period during which the nominee has served as a director, the nominee's business experience during at least the past five years and other directorships currently held by the nominee.

         Glenn B. Rogers. Mr. Rogers, age 59, served as Senior Vice President of Marketing and Gas Supply for United Cities Gas Company from 1987 until his retirement in October 1997. In this position, he was responsible for the propane operations of United Cities Gas Company. From 1979 to 1987 Mr. Rogers served United Cities Gas Company as Group Vice President of Gas Supply, Marketing and Rates and from 1976 to 1979 he served as Vice President of Gas Supply. Mr. Rogers is a past president of the Southeastern Gas Association. He also serves as a director of Vietti Food Corporation. Mr. Rogers holds a B.S. degree in mathematics from Peabody College and a Master's degree in mathematics from Southeast Oklahoma State College.

         Karen K. Edwards. Ms. Edwards, age 40, has served as Vice President and Director of the Company since its formation in 1987. She served as Treasurer until September 1995 and as
                                        2

Secretary until March 1998. Ms. Edwards also serves as Vice President, Secretary and Treasurer of Virginia Gas Exploration Company, Virginia Gas Pipeline Company, Virginia Gas Marketing Company, Virginia Gas Storage Company and Virginia Gas Distribution Company. She also serves as Vice President and Secretary of Virginia Gas Propane Company. Ms. Edwards received an MBA from the Colgate Darden Graduate School of Business at the University of Virginia and a Bachelor's degree in Business Administration from the University of Colorado. She is the wife of Michael L. Edwards.

Continuing Directors

         Set forth below is information regarding the Company's continuing Directors, their ages, the period during which they have served as a director, their business experience during at least the past five years and other directorships currently held by them.

         Michael L. Edwards, age 45, has served as President, Chairman of the Company and Director since its formation in 1987. He also serves as President of Virginia Gas Exploration Company, Virginia Gas Pipeline Company, Virginia Gas Marketing Company, Virginia Gas Propane Company, Virginia Gas Storage Company and Virginia Gas Distribution Company. From 1983 to 1986 Mr. Edwards served as Executive Vice President and Director of Petroleum Development Corporation. Mr. Edwards is a Phi Beta Kappa graduate of the University of California, Berkeley and he received an MBA from the Stanford University School of Business. Mr. Edwards' term as Director expires in 1999. He is the husband of Karen K. Edwards.

         Everette G. Allen, Jr., age 57, has served as a Director of the Company since January 1998. He has served as Chairman of Hirschler, Fleischer, Weinberg, Cox & Allen, a law firm located in Richmond, Virginia since 1986, and has been employed by that firm since 1970. Mr. Allen has served as a member of the Board of Trustees for Randolph-Macon College and is a Fellow with the American College of Trial Lawyers. He is a Phi Beta Kappa graduate of Randolph-Macon College and a graduate of the University of Virginia Law School. Mr. Allen's term as Director expires in 2000.

         G. Lee Crenshaw, II, age 39, has served as a Director of the Company since January 1998. He has served as a Director and Senior Vice President of Anderson & Strudwick, Inc. since 1994. From 1991 to 1994 he was employed at Scott & Stringfellow as Vice President. Mr. Crenshaw was employed as a stockbroker at Wheat, First Securities, Inc. from 1982 to 1991. He is a graduate of Virginia Commonwealth University. Mr. Crenshaw's term as Director expires in 2000.

Additional Information About the Board of Directors and Committees

         The Board of Directors held seven meetings during 1997. Each incumbent director attended more than 75% of the aggregate number of meetings of the Board of Directors and committees of the Board of Directors on which such director served in 1997.

         Committees of the Board of Directors currently consist of an Audit Committee, Nominating Committee and Executive Committee. The Audit Committee, composed of Michael L. Edwards, Everette G. Allen, Jr. and G. Lee Crenshaw, II recommends the independent public accountants to be appointed by the Board of Directors as auditor of the Company, its subsidiaries and affiliated companies. The Audit Committee also reviews the results, findings and recommendations of audits performed by the independent public accountants, the significant accounting policies of the Company and the system of internal controls. It reports to the Board of Directors and makes such investigations as it deems appropriate. The Audit Committee met two times during the 1997 fiscal year.

         The Nominating Committee, created in March 1998, is composed of Michael
L. Edwards, Karen K. Edwards and Everette G. Allen, Jr. This committee reviews the qualifications of persons recommended for membership to the Board of Directors of the Company and nominates such persons for election by the stockholders of the Company. The committee also considers nominees for directors recommended by stockholders. Such recommendations, with relevant supporting data, should be submitted to William L. Clear, Controller and Assistant Secretary.

         The Executive Committee, created in March 1998, is composed of Michael
L. Edwards, Everette G. Allen, Jr. and G. Lee Crenshaw, II. With certain limitations, it functions in place of the Board during intervals between regular Board of Directors meetings.

Compensation of Directors

         Directors of the Company receive $2,500 for attending each Board of Directors meeting.

Executive Officers

         The executive officers are elected to serve annual terms at the first Board of Directors meeting following the annual meeting of the stockholders. Certain information concerning the Company's executive officers as of April 22, 1998 is set forth below, except that information concerning Mr. and Mrs. Edwards is presented above.

         James E. Talkington, III, age 38, has served as Vice President of the Company since April 1998. He has been employed by the Company since 1994 as land manager. From 1989 to 1993 Mr. Talkington was employed by Continental Reserves Oil Company as land manager.

         Bradley L. Swanson, age 51, has served as Vice President of the Company since April 1998. He has been employed by the Company since 1987 with responsibility for land leasing, right of way purchases, legal matters and government relations. From 1983 to 1987 Mr. Swanson was the owner and operator of Home Town Properties, a residential and commercial real estate firm.

         G. Scott Hill, age 41, has served as Vice President of the Company since April 1998. He has been employed by the Company since March 1997 with responsibility for gas storage and pipeline operations. From 1985 to 1996 Mr. Hill was employed by Columbia Natural Resources as a drilling engineer.

         Robert C. Bright, age 55, has served as Secretary of the Company since April 1998. He has served as President and Director of Bright & Barnes, a Professional Corporation, a law firm located in Oklahoma City, Oklahoma since 1992. From 1979 to 1992 Mr. Bright served as President and Director of Bright & Nichols, an Oklahoma City law firm.

         Robert C. Withrow, age 50, has served as Treasurer of the Company since April 1998. He has been employed by the Company since February 1998 as director of finance. From 1981 to 1997 Mr. Withrow was employed as Vice President of Finance of The Dosco Corporation. From 1979 to 1980 he was employed by American Electric Power Company as internal audit manager. Mr. Withrow was employed by Deloitte & Touche from 1972 to 1979 as senior auditor. He is a certified public accountant.

         William L. Clear, age 27, has served as Controller and Assistant Secretary of the Company since April 1998. He has been employed by the Company since March 1998 as accounting manager. From 1993 to February 1998 Mr. Clear was employed by Coopers and Lybrand L.L.P as a business assurance senior associate specializing in audits of utility companies. He received a B.S. in accounting from Emory & Henry College and an M.A. in accounting from the University of Tennessee, Knoxville. Mr. Clear is a certified public accountant.

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth the number and percentage of shares of common stock held beneficially by the owners of more than five percent of the Company's issued and outstanding common stock as of April 22, 1998 or by directors, director nominees or officers of the Company:


                                                                Amount of            Percent of
Name and Address of Beneficial Owner (1)                        Ownership                Class
----------------------------------------                        ---------            ---------

Dr. James T. Martin.....................................          800,058                14.53%
Tupenny House
Tuckerstown, Bermuda

Michael L. and Karen K. Edwards.........................          748,576(2)              12.76%

Michael L. Edwards......................................            6,000                   *

Karen K. Edwards........................................            3,900                   *

Allan R. Poole, II......................................           57,000                 1.04%
1032 Hanover Court
Kingsport, Tennessee 37660

G. Lee Crenshaw, II.....................................            3,600                  *
707 East Main Street, 20th Floor
Richmond, Virginia 23219





Everett G. Allen, Jr....................................           10,000                  *
Federal Reserve Bank Building
701 East Byrd Street
Richmond, Virginia 23219

James E. Talkington, III ...............................           12,000(3)               *

Bradley L. Swanson......................................            2,863                  *

G. Scott Hill...........................................            3,000                  *

All executive officers and directors as a group.........          846,939                14.41%


* Less than 1%.

(1) Except as otherwise noted, the address of the holder is in care of the Company.
(2) Includes 363,663 shares which may be issued to Mr. and Mrs. Edwards upon exercise of a warrant.
(3) Includes 10,000 shares which may be issued to Mr. Talkington upon exercise of an option.

Executive Compensation

         The following table presents information concerning the annual compensation of the executive officers of the Company whose salary and bonus were greater than $100,000 in 1997. This table presents compensation for services rendered in all capacities to the Company in 1997, 1996 and 1995.

                           Summary Compensation Table

                                                                                                     All Other
Name and Principal Position                     Year          Salary (1)          Bonus (1)         Compensation (2)
---------------------------                     ----          ----------          ---------         ----------------
Michael L. Edwards............................. 1997           $157,917           $  50,000           $  32,837
President and Chief                             1996           $150,000           $     727           $   2,889
Executive Officer                               1995           $150,000           $     ---           $   1,524


(1) Amounts include cash compensation earned and received by the named officer as well as amounts deferred under a 401(K) Savings Plan.

(2) Amounts shown include Company contributions to a 401(K) Savings Plan, vehicle allowances and directors' fees.

Employee Stock Purchase Loans

         On May 17, 1996, the Board of Directors of the Company approved a plan whereby the Company made available to certain key employees five year interest-free loans for the purpose of purchasing a total of 40,000 shares of the Company's common stock at a purchase price of $6.00 per share, which was the fair market value of the shares on that date. In the event an employee who has been given a loan pursuant to this plan terminates his employment with the Company at any time prior to the due date of the loan, the loan is then immediately due and payable, with interest from the date of the loan at prime rate plus 2%, compounded monthly. All certificates for shares issued under this plan to a key employee shall be held by the Company as security until the loan is paid in full. Pursuant to this plan, on July 31, 1996, the Company made a loan of $90,000 to Michael L. and Karen K. Edwards to purchase 15,000 shares and a loan of $90,000 to Allan R. Poole, II to purchase 15,000 shares.

Employment Agreement

         On May 23, 1996, the Company entered into a ten year employment agreement with Michael L. Edwards which provides for an annual salary of $155,000. Mr. Edwards will also receive annual bonuses computed on the basis of 10% of the Company's pre-tax earnings on all amounts from $1,000,000 to $1,999,999 and 15% of the Company's pre-tax earnings on all amounts in excess of $2,000,000, provided his bonus for 1996 was $50,000. Payment of this bonus for 1996 was paid in 1997. In the event Mr. Edwards' employment is terminated by the Company for any reason other than for cause during the term of the employment agreement, at the election of Mr. Edwards the Company will be obligated to purchase all or a portion of the shares held by him and/or his wife at a price equal to 150% of the market value of the Company's shares on the date of termination. In addition, the Company will be obligated to pay Mr. Edwards in a lump sum all salary amounts payable to Mr. Edwards through the term of the employment agreement plus an additional $2,000,000.

Certain Relationships and Related Transactions

         Mr. Crenshaw, Senior Vice President of Anderson & Strudwick, Inc. serves as a director of the Company. He receives $2,500 for each meeting of the Board of Directors he attends.

         Anderson & Strudwick Incorporated received a fee of $348,028 as a result of the sale of the Company's common stock to Dr. Martin and has underwritten four tax exempt bond offerings through which the Company has borrowed $20,100,000. A fee equal to 0.25% of the outstanding principal amount of the bonds is paid to Anderson & Strudwick Incorporated and one of its senior officers for bondholder services. Anderson & Strudwick Incorporated received commissions totaling $610,375 from the two bond offerings which closed during the last two years. In addition Anderson & Strudwick Incorporated served as underwriter for the Company's initial public offering of its common stock in 1996 for which it received fees of $735,840 and warrants exercisable for 153,300 shares at an exercise price of $9.90 per share, which are subject to a shelf registration statement.

         Mr. Bright, Secretary of the Company, is a stockholder in Bright & Barnes, a Professional Corporation ("Bright & Barnes"), which provides certain legal services to the Company. During 1996 and 1997 and for the three months ended March 31, 1998, Bright & Barnes received legal fees from the Company of approximately $204,000, $169,000 and $124,000 respectively. It is anticipated that Bright & Barnes will continue to provide legal services to the Company.

VOTING ITEM 2. PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION
OF THE COMPANY TO (A) INCREASE THE NUMBER OF AUTHORIZED SHARES OF
COMMON AND PREFERRED STOCK, (B) DELETE PROVISIONS DESCRIBING RIGHTS

ASSOCIATED WITH  PREFERRED STOCK AND VEST THE BOARD OF DIRECTORS
WITH THE AUTHORITY TO DETERMINE RIGHTS ASSOCIATED WITH THE
PREFERRED STOCK, AND (C) DELETE PROVISIONS REQUIRING THE VOTE OF THE HOLDERS OF 75% OF THE ISSUED AND OUTSTANDING VOTING SHARES TO (I) AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION OR THE BYLAWS; (II) APPROVE A MERGER, REORGANIZATION OR RECAPITALIZATION OF THE COMPANY; OR (III) SELL ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE COMPANY.

         The Board of Directors proposes that article 4 of the Company's certificate of incorporation be amended to increase the number of authorized shares of common stock of the Company from 10,000,000 shares to 100,000,000 shares and to increase the number of authorized shares of preferred Stock from 2,000 shares to 1,000,000 shares. In addition the proposed amendment will delete the description of the designation, voting powers, and other rights associated with the Company's Series A preferred stock which was redeemed by the Company in 1997. The amendment will vest the Board of Directors with the authority to determine by resolution the rights associated with shares of preferred stock, including dividend rates, conversion prices, voting rights, redemption prices, maturity dates and similar matters. The purpose and general effect of the amendment is to assure that the Company has an adequate number of shares of common and preferred stock available to raise capital for the Company's proposed Tidewater Intrastate Pipeline project as described in the annual report and for other future activities. The amendment also gives the Board of Directors the flexibility to determine the rights associated with the preferred stock in the event it is issued in the future.

         The Board of Directors also proposes that article 7 of the Company's certificate of incorporation be deleted. This article provides that the vote of the holders of 75% of the issued and outstanding voting shares of the Company is required to approve any amendment to the Company's Certificate of Incorporation or bylaws; the merger, reorganization or recapitalization of the Company; or the sale of all or substantially all of the assets of the Company. The purpose and general effect of this amendment is to facilitate the accomplishment of the corporate actions described in article 7 and permit these actions to be approved by a simple majority vote.

Board of Directors Recommendation

         The affirmative vote of 75% of the issued and outstanding shares of common stock is required to approve the proposed amendments to the certificate of incorporation of the Company. The Board believes that such approval is important to permit the Company to raise additional capital for its operations and to facilitate the accomplishment of corporate actions.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE
"FOR" APPROVAL OF THE PROPOSED AMENDMENTS TO THE COMPANY'S
CERTIFICATE OF INCORPORATION.

               VOTING ITEM 3. AMENDMENT OF THE BYLAWS OF THE COMPANY (A) TO DELETE PROVISIONS REQUIRING THE VOTE OF THE HOLDERS OF 75% OF THE ISSUED AND OUTSTANDING VOTING SHARES TO (I) AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION OR MAKE, REPEAL, ALTER AMEND OR RESCIND THE BYLAWS; (II) APPROVE A MERGER, REORGANIZATION OR RECAPITALIZATION OF THE CORPORATION; OR
(III) SELL ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE COMPANY AND (B) TO PROVIDE THAT THE BYLAWS MAY BE AMENDED BY HOLDERS OF NOT LESS THAN A MAJORITY OF THE TOTAL VOTING POWER OF ALL VOTING SHARES ENTITLED TO VOTE IN THE ELECTION OF DIRECTORS, CONSIDERED AS ONE CLASS.

         The Board of Directors of the Company proposes that the last sentence of Section 2.7 of the bylaws be deleted. This sentence provides that the vote of the holders of 75% of the issued and outstanding voting shares is required to approve: (i) any amendment to the Company's Certificate of Incorporation or bylaws; (ii) the merger, reorganization or recapitalization of the Company; or (iii) the sale of all or substantially all of the assets of the Company. The purpose and general effect of this amendment is to facilitate the accomplishment of corporate actions and to eliminate inconsistencies between the bylaws and the certificate of incorporation as proposed to be amended in Voting Item 2 above.

         The Board of Directors also proposes that Section 9.1 of the bylaws be amended. This section presently requires that the vote of holders of 75% of the issued and outstanding shares of the Company entitled to vote shall be required to make, repeal, alter, amend or rescind any of the provisions of the bylaws. The Board proposes that Section 9.1 be amended to read as follows:

         "Section 9.1 Amendment. The Stockholders may make, repeal, alter, amend or rescind any of the provisions of these Bylaws by the vote of the holders of not less than a majority of the total voting power of all shares of stock of the Corporation entitled to vote in the election of directors, considered for purposes of this Article IX as one class."

         The purpose and general effect of this amendment is to permit the amendment of the bylaws by a simple majority vote of the stockholders.

Board of Directors Recommendation

         The affirmative vote of 75% of the issued and outstanding shares of common stock is required to approve the proposed amendments to the bylaws of the Company. The Board of Directors believes that such approval is important to facilitate the accomplishment of corporate actions.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSED AMENDMENTS TO THE COMPANY'S BYLAWS.

               VOTING ITEM 4. APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors, upon recommendation by the Audit Committee, has approved and recommended the appointment of Arthur Andersen, L.L.P., independent public accountants, as auditors to examine the Company's financial statements for 1998. Neither such firm nor any of its associates has any relationship with the Company except in their capacity as auditors. The persons named in the accompanying proxy will vote in accordance with the choice specified thereon, or, if no choice is properly indicated, in favor of the designation of Arthur Andersen, L.L.P. as auditors of the Company.

         A representative of Arthur Andersen, L.L.P. is expected to attend the Annual Meeting and to be available to respond to appropriate questions raised during the Annual Meeting. The representative will also have an opportunity to make a statement during the meeting if the representative so desires.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

         In January, 1996 the Company retained Arthur Andersen L.L.P. as its independent public accountants. Another auditor had served in this capacity since 1992. There were no disagreements with the former auditors on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures at the time of the change with respect to the Company's financial statement which, if not resolved to the former auditors' satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports. The former auditors' reports did not contain an adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles. Prior to retaining Arthur Andersen, L.L.P., the Company had not consulted with Arthur Andersen L.L.P. regarding accounting principles.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPOINTMENT OF ARTHUR ANDERSEN, L.L.P., INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS, AS AUDITORS OF THE COMPANY FOR ITS 1998 FISCAL YEAR.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and any persons who own more than 10% of the Company's common stock, to file reports of ownership and changes in ownership of the Company's common stock with the Securities and Exchange Commission. Based solely upon a review of the forms furnished to the Company and the representations made by the reporting persons to the Company during and with respect to its most recent fiscal year, the Company believes that during 1997 its directors, officers and 10% stockholders complied with all filing requirements under Section 16(a) of the Securities Exchange Act except that Michael L. Edwards and Karen K. Edwards filed Statements of Changes in Beneficial Ownership of Securities late with respect to one transaction each.

Stockholder Proposals

         Stockholder proposals submitted for inclusion in the proxy statement for the 1999 Annual Meeting must comply with the requirements of the Securities and Exchange Commission. A stockholder proposal generally will be voted on only if the stockholder or the stockholder's representative attends the Annual Meeting and presents the proposal. Proposals of stockholders intended to be presented at the Company's 1999 Annual Meeting must be received by the Secretary of Virginia Gas Company, 200 East Main Street, Abingdon, Virginia 24210, no later than January 15, 1999, in order to be considered for inclusion in the Company's Proxy Statement related to that meeting.

         Any other proposal which a stockholder desires to be presented for action at an Annual

Meeting must be received at the principal executive offices of the Company not later than the close of business on the tenth day following the day on which notice of the date of the annual meeting was mailed. The stockholder's notice must include a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, the stockholder's name and address, the number of shares owned, and disclosure of any material interest of the stockholder in such business.

Other Matters

         Management does not know of any matters to be presented at the Annual Meeting of Stockholders other than those set forth above. However, if any other matters properly come before the meeting, proxies received pursuant to this solicitation will be voted thereon in the discretion of the proxyholder.

Annual Report on Form 10-KSB

         Copies of the Company's Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission will be furnished without charge upon written request of any stockholder of record. Requests for this report should be directed to Angela Funk, Virginia Gas Company, 200 East Main Street, Abingdon, Virginia 24210.

                                       By Order of the Board of Directors



                                       Robert C. Bright
                                       Corporate Secretary

May 15, 1998

         The Company's Annual Report on Form 10-KSB for the year ended December 31, 1997 is available without charge to any stockholder requesting the same. Written requests should be addressed to the attention of Angela Funk, Virginia Gas Company, 200 East Main Street, Abingdon, Virginia 24210.

                                 VIRGINIA GAS COMPANY
                 Proxy Solicited on Behalf of the Board of Directors
             for Annual Meeting of Stockholders to be Held June 10, 1998

     The undersigned, having received the Annual Report to Stockholders and the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement dated May 15, 1998, hereby appoints Michael L. Edwards and Karen
K. Edwards as proxies, with full power of substitution, to vote all shares of stock of the Company held by the undersigned on April 29, 1998 which are entitled to be voted at the Annual Meeting of Stockholders to be held at the Omni-Richmond Hotel, 100 South Twelfth Street, Richmond, Virginia on June 10, 1998 at 10:00 a.m. and any adjournments thereof, on all matters coming before said meeting as shown on the reverse side of this card. The undersigned acknowledges receipt of the 1997 Annual Report and the Notice of Meeting and Proxy Statement dated May 15, 1998.

Please mark your votes as in this example using dark ink only.  /X/

      The Board of Directors recommends a vote "FOR" Proposals 1, 2, 3 and 4.

Item No. 1

ELECTION OF DIRECTORS: / / FOR all nominees listed   / / WITHHOLD AUTHORITY
                           below (except as marked       to vote for all
                           to the contrary below)        nominees listed below

                           Glenn B. Rogers, Karen K. Edwards

(INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name below)

                         ------------------------------

Item No. 2     To amend the certificate of incorporation as described in the.
               Proxy Statement dated May 15, 1998.

                 /  / FOR              /  / AGAINST             /  / ABSTAIN

Item No. 3     To amend the bylaws of the Company as described in the Proxy
               Statement dated May 15, 1998.

                 /  / FOR              /  / AGAINST             /  / ABSTAIN

Item No. 4     To ratify the appointment of Arthur Andersen, L.L.P.,
               independent certified public accountants, as auditors of the Company for its 1998 fiscal year.

                 /  / FOR              /  / AGAINST             /  / ABSTAIN

Item No. 5     In their discretion, on any other business which may
               properly come before the meeting.

     The shares represented by this proxy will be voted as specified, if no choice is specified such shares will be voted "FOR" Proposals 1, 2, 3 and 4.

Place an X here if you plan to attend the meeting.   /  /

                                   Date: __________________________, 1998

                                   ______________________________________
                                   Signature

                                   ______________________________________
                                   Signature

                                   Note: Please mark, date and sign as your name appears above and promptly return in the prepaid return envelope provided. When signing as attorney, administrator, executor, guardian or trustee, please give full title as such.